DEAN WITTER GOVERNMENT INCOME TRUST   Two World Trade Center, New York, New York
10048

LETTER TO THE SHAREHOLDERS September 30, 1998

DEAR SHAREHOLDER:

The economy continued to expand from late 1997 through the third quarter of 1998. During this period, employment expanded, income climbed and consumers remained resilient. Despite strong economic growth, inflation did not materialize, attributable in large part to continued turmoil in the Asian and emerging-market economies. As a result, the central bank left interest rates unchanged until late September. We believe that the deflationary trend of Asian and emerging-market economies could help keep inflation in check in the United States well into 1999.

The current inflation environment remains benign. Members of the Federal Reserve Board's Open Market Committee voted to reduce rates in September 1998 and again in mid-October, and are expected to do so again over the course of the next year. We will continue to monitor the situation closely.

During the last year, interest rates on intermediate-term U.S. Treasury securities were highly volatile, with five-year notes ranging in yield between
4.22 percent and 6.08 percent. On September 30, 1998, the five-year note was yielding 4.22 percent compared to 5.99 percent 12 months ago.

PERFORMANCE AND PORTFOLIO

The Trust's performance for the fiscal year ended September 30, 1998 was enhanced by the declining interest rate environment. On September 30, 1998, the Trust's net asset value (NAV) was $9.72 per share, up from $9.32 per share on September 30, 1997. Based on this increase, and including reinvestment of income dividends totaling $0.60 per share, the Trust's total return for the fiscal year ended September 30, 1998 was 11.72 percent. Over the same period, the Trust's market price on the New York Stock Exchange (NYSE) was up from $8.438 per share

DEAN WITTER GOVERNMENT INCOME TRUST
to $9.00 per share. On this basis, total return including reinvestment of income dividends was 14.26 percent.

As of September 30, 1998, the Trust had net assets in excess of $423 million. In light of the sharp decline in interest rates over the course of the past two years, beginning with the October 1998 dividend, the Trust's dividend rate was reduced to $0.047 per month. This new rate better reflects the income being earned by the fund. In addition, the Trust has declared the following dividends:

 AMOUNT          RECORD             PAYABLE
PER SHARE         DATE               DATE
---------   ----------------   -----------------
 $0.047     November 6, 1998   November 20, 1998
0$.047..    December 4, 1998   December 18, 1998

During the past 12 months, the Trust's maturity averaged between 5.3 years and
6.2 years. While this strategy has proven successful in 1998, adjustments to the Trust's weighted-average maturity in the months ahead will be made as conditions warrant and as attractive investment opportunities become available.

At fiscal year-end, 63 percent of the Trust's net assets were invested in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corp. (FHLMC), 10 percent in U.S. Treasury securities, 25 percent in U.S. agency obligations and the balance in cash equivalents.

LOOKING AHEAD

U.S. economic growth is expected to slow for the balance of 1998, and into early 1999. The Federal Reserve Board will, however, need to continually reassess its stance on monetary policy in the months ahead.

In the coming months, as conditions warrant, income and proceeds from sales and/or maturities may be reinvested in mortgage-backed securities, which we believe continue to offer significant long-term value, an incremental yield incentive over U.S. Treasury securities of similar maturity and the potential for attractive total returns. We believe that the Trust continues to be a competitive investment alternative in the current low inflation environment.

Please remember that the Trustees have approved a procedure whereby the Trust, when appropriate, may repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. In accordance with this

DEAN WITTER GOVERNMENT INCOME TRUST
LETTER TO THE SHAREHOLDERS September 30, 1998, continued

procedure, 2,570,700 shares of the Trust were purchased on the New York Stock Exchange over the fiscal year ended September 30, 1998.

We appreciate your support of Dean Witter Government Income Trust and look forward to continuing to serve your investment objectives.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER GOVERNMENT INCOME TRUST
PORTFOLIO OF INVESTMENTS September 30, 1998

PRINCIPAL                      DESCRIPTION
AMOUNT IN                          AND                          COUPON
THOUSANDS                     MATURITY DATE                      RATE        VALUE
--------------------------------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES (63.0%)
            Federal Home Loan Mortgage Corp. (6.6%)
$  4,506    12/01/18.........................................    9.50 %   $  4,786,258
  12,743    04/01/20.........................................   10.00       13,734,201
   8,600    05/01/19.........................................   10.50        9,397,689
                                                                          ------------
                                                                            27,918,148
                                                                          ------------
            Federal National Mortgage Assoc. (39.8%)
  18,050    11/01/08.........................................    6.00       18,242,059
  45,133    05/01/07 - 09/15/23..............................    6.50       45,949,019
  41,485    11/01/23.........................................    7.00       42,626,275
  29,563    12/01/22.........................................    7.50       30,487,133
  18,259    12/01/21.........................................    8.00       18,949,084
   8,979    08/01/17.........................................    8.50        9,360,455
     902    11/01/20 - 07/01/23..............................    9.00          951,945
   1,819    09/01/19.........................................    9.50        1,940,159
                                                                          ------------
                                                                           168,506,129
                                                                          ------------
            Government National Mortgage Assoc. (16.6%)
   3,956    03/15/26.........................................    6.00        3,975,367
   1,976    04/20/28 (a).....................................    6.50        2,007,906
  12,235    06/15/24.........................................    7.00       12,628,729
   9,131    12/15/22.........................................    7.50        9,462,040
  10,345    06/15/16.........................................    8.00       10,775,156
  21,943    05/15/16.........................................    8.50       23,204,260
   6,902    04/15/17.........................................    9.00        7,354,985
     741    08/15/18.........................................    9.50          800,153
                                                                          ------------
                                                                            70,208,596
                                                                          ------------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Identified Cost $256,075,490).............................    266,632,873
                                                                          ------------

            U.S. GOVERNMENT & AGENCY OBLIGATIONS (35.3%)
   1,500    Federal Farm Credit Bank
             06/17/05........................................    5.80        1,581,690
   3,085    Federal Farm Credit Bank
             01/10/05........................................    5.90        3,258,439
   2,000    Federal Farm Credit Corp.
             09/23/04........................................    6.30        2,161,240
   1,000    Federal Farm Credit Corp.
             09/24/07........................................    6.52        1,105,030
  14,000    Federal Home Loan Banks
             02/25/04 - 07/02/12.............................    0.00        9,674,220
   2,000    Federal Home Loan Banks
             04/23/03........................................    5.785       2,079,160

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST
PORTFOLIO OF INVESTMENTS September 30, 1998, continued

PRINCIPAL                      DESCRIPTION
AMOUNT IN                          AND                          COUPON
THOUSANDS                     MATURITY DATE                      RATE        VALUE
--------------------------------------------------------------------------------------
$  1,000    Federal Home Loan Banks
             07/28/08........................................    5.945%   $  1,056,620
   2,000    Federal Home Loan Banks
             02/05/08........................................    5.96        2,130,940
   2,000    Federal Home Loan Banks
             03/17/08........................................    6.02        2,141,260
   3,500    Federal Home Loan Banks
             10/10/07........................................    6.20        3,783,395
   2,000    Federal Home Loan Banks
             08/15/07........................................    6.295       2,173,080
   2,500    Federal National Mortgage Assoc.
             02/01/04 - 08/01/04.............................    0.00        1,921,543
   1,000    Federal National Mortgage Assoc.
             07/30/07........................................    6.75        1,063,250
 103,000    Resolution Funding Corp.
             10/15/01 - 10/15/07.............................    0.00       73,931,150
  10,000    U.S. Treasury Note
             01/31/03 - 05/31/03.............................    5.50       10,472,625
   6,500    U.S. Treasury Note
             12/31/02 - 02/15/06.............................    5.625       6,941,650
   2,000    U.S. Treasury Note
             11/15/05........................................    5.875       2,182,960
   5,000    U.S. Treasury Note
             08/15/07........................................    6.125       5,611,600
   8,500    U.S. Treasury Note
             02/15/07........................................    6.25        9,563,350
   2,000    U.S. Treasury Note
             08/15/05........................................    6.50        2,251,880
   5,000    U.S. Treasury Strip
             02/15/03........................................    0.00        4,144,850
                                                                          ------------

            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Identified Cost $134,500,858).............................    149,229,932
                                                                          ------------

            SHORT-TERM INVESTMENT (b) (1.0%)
            U.S. GOVERNMENT AGENCY
   4,000    Federal Home Loan Mortgage Corp.
             10/01/98 (Amortized Cost $4,000,000)............    5.38        4,000,000
                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST
PORTFOLIO OF INVESTMENTS September 30, 1998, continued


                                                                             VALUE
--------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
            (Identified Cost $394,576,348) (c)................... 99.3%   $419,862,805

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES         0.7       3,167,311
                                                                 -----    ------------

            NET ASSETS.......................................... 100.0%   $423,030,116
                                                                 =====    ============

---------------------

(a) Securities purchased on a forward commitment basis with an approximate principal amount. The actual principal amount will be determined upon settlement.
(b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $31,793,782 and the aggregate gross unrealized depreciation is $6,507,325, resulting in net unrealized appreciation of $25,286,457.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1998

ASSETS:
Investments in securities, at value
 (identified cost $394,576,348).............................  $419,862,805
Cash........................................................       196,707
Receivable for:
    Interest................................................     2,498,653
    Principal paydowns......................................       973,722
Prepaid expenses and other assets...........................        22,385
                                                               -----------

    TOTAL ASSETS............................................   423,554,272
                                                               -----------

LIABILITIES:
Payable for:
    Investment management fee...............................       227,044
    Shares of beneficial interest repurchased...............       164,478
Accrued expenses and other payables.........................       132,634
                                                               -----------

    TOTAL LIABILITIES.......................................       524,156
                                                              ------------

    NET ASSETS..............................................  $423,030,116
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $417,948,147
Net unrealized appreciation.................................    25,286,457
Dividends in excess of net investment income................       (50,012)
Accumulated net realized loss...............................   (20,154,476)
                                                              ------------

    NET ASSETS..............................................  $423,030,116
                                                              ============

NET ASSET VALUE PER SHARE,
 43,518,600 shares outstanding
 (unlimited shares authorized of $.01 par value)............         $9.72
                                                                     =====

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended September 30, 1998

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $29,421,346
                                                              -----------

EXPENSES
Investment management fee...................................    2,538,648
Transfer agent fees and expenses............................      180,602
Custodian fees..............................................       76,622
Professional fees...........................................       45,844
Registration fees...........................................       44,429
Shareholder reports and notices.............................       44,125
Trustees' fees and expenses.................................       22,343
Other.......................................................        9,993
                                                              -----------
    TOTAL EXPENSES..........................................    2,962,606
                                                              -----------

    NET INVESTMENT INCOME...................................   26,458,740
                                                              -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................       18,077
Net change in unrealized appreciation.......................   16,040,482
                                                              -----------

    NET GAIN................................................   16,058,559
                                                              -----------

NET INCREASE................................................  $42,517,299
                                                              ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS
                                                      FOR THE YEAR         FOR THE YEAR
                                                         ENDED                ENDED
                                                   SEPTEMBER 30, 1998   SEPTEMBER 30, 1997
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income............................     $ 26,458,740         $ 28,390,909
Net realized gain................................           18,077               55,238
Net change in unrealized appreciation............       16,040,482            9,296,771
                                                      ------------         ------------

    NET INCREASE.................................       42,517,299           37,742,918

Dividends from net investment income.............      (26,897,809)         (28,178,965)

Net decrease from transactions in shares of
 beneficial interest.............................      (22,353,586)         (19,695,793)
                                                      ------------         ------------

    NET DECREASE.................................       (6,734,096)         (10,131,840)

NET ASSETS:
Beginning of period..............................      429,764,212          439,896,052
                                                      ------------         ------------
    END OF PERIOD
    (Including dividends in excess of net
    investment income of $50,012 and
    undistributed net investment income of
    $389,057, respectively)......................     $423,030,116         $429,764,212
                                                      ============         ============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Government Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and as a secondary objective, capital appreciation. The Trust commenced operations on February 29, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by

DEAN WITTER GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued

the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.60% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

DEAN WITTER GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 1998 aggregated $68,084,458 and $93,025,766, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At September 30, 1998, the Trust had transfer agent fees and expenses payable of approximately $2,400.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,366. At September 30, 1998, the Trust had an accrued pension liability of $50,544 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 1996.................................  48,438,400   $484,384    $474,997,268

Treasury shares purchased and retired (weighted average
 discount 8.91%)*...........................................  (2,349,100)   (23,491)    (19,672,302)

Reclassification due to permanent book/tax differences......         --         --      (10,423,130)
                                                              ----------   --------    ------------
Balance, September 30, 1997.................................  46,089,300    460,893     444,901,836

Treasury shares purchased and retired (weighted average
 discount 7.73%)*...........................................  (2,570,700)   (25,707)    (22,327,879)

Reclassification due to permanent book/tax differences......         --         --       (5,060,996)
                                                              ----------   --------    ------------
Balance, September 30, 1998.................................  43,518,600   $435,186    $417,512,961
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

DEAN WITTER GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued

5. DIVIDENDS

On September 29, 1998, the Trust declared the following dividends from net investment income:

 AMOUNT          RECORD            PAYABLE
PER SHARE         DATE              DATE
---------   ----------------  -----------------
 $0.047     October 9, 1998   October 23, 1998
 $0.047     November 6, 1998  November 20, 1998
 $0.047     December 4, 1998  December 18, 1998

6. FEDERAL INCOME TAX STATUS

At September 30, 1998, the Trust had a net capital loss carryover of approximately $20,152,000 to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

                    AMOUNTS IN THOUSANDS
-------------------------------------------------------------
        1999              2002       2003       2004     2006
       ------           --------   --------   --------   ----
        $191             $8,299     $9,638     $2,019     $5
        ====             ======     ======     ======     ==

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $2,000 during fiscal 1998.

As of September 30, 1998, the Trust had permanent book/tax differences attributable to an expired capital loss carryover. To reflect reclassifications arising from these differences, paid-in-capital was charged and accumulated net realized loss was credited $5,060,996.

DEAN WITTER GOVERNMENT INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                FOR THE YEAR ENDED SEPTEMBER 30*
                                                               ------------------------------------------------------------------
                                                                  1998           1997          1996          1995          1994
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................      $     9.32      $   9.08      $   9.17      $   8.69      $   9.54
                                                               ----------      --------      --------      --------      --------
Net investment income....................................            0.59          0.61          0.60          0.58          0.62
Net realized and unrealized gain (loss)..................            0.37          0.19         (0.14)         0.43         (0.77)
                                                               ----------      --------      --------      --------      --------
Total from investment operations.........................            0.96          0.80          0.46          1.01         (0.15)
                                                               ----------      --------      --------      --------      --------
Less dividends from net investment income................           (0.60)        (0.60)        (0.60)        (0.60)        (0.73)
                                                               ----------      --------      --------      --------      --------
Anti-dilutive effect of acquiring treasury shares........            0.04          0.04          0.05          0.07          0.03
                                                               ----------      --------      --------      --------      --------
Net asset value, end of period...........................      $     9.72      $   9.32      $   9.08      $   9.17      $   8.69
                                                               ==========      ========      ========      ========      ========
Market value, end of period..............................      $     9.00      $  8.438      $   8.25      $   8.25      $  7.875
                                                               ==========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN+.................................           14.26%         9.86%         7.31%        12.97%        (5.97)%

RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................            0.70%         0.73%         0.73%         0.71%         0.70 %
Net investment income....................................            6.27%         6.60%         6.56%         6.50%         6.73 %

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..................        $423,030      $429,764      $439,896      $475,471      $486,634
Portfolio turnover rate..................................              16%           19%           21%           25%           59 %

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER GOVERNMENT INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Government Income Trust (the "Trust") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
November 5, 1998

TRUSTEES
----------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



DEAN WITTER
GOVERNMENT
INCOME TRUST




Annual Report
September 30, 1998